Commitments and Contingencies	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Commitments and Contingencies [Abstract]
Commitments and contingencies	20. Commitments and contingencies The Group had no commitments or contingent liabilities as at 30 June 2023.

17. Commitments and contingencies

Lease commitments

The Group holds three commercial leases for its office premises in Melbourne, Sydney and Perth, Australia. All of these leases had terms of 12 months from the commencement date of the lease. The lease payment are therefore recognized on a straight line basis over the lease term.

Other commitments

The Group entered into an arrangement with Monash University (“Monash”) on 23 November 2020, whereby Monash will provide Research Trials in relation to Psi-GAD-1 over a 3-year period. The agreement sets out the scope of the Trials to be conducted, and the cost to the Group, of which 50% was paid on commencement of the agreement.